Exhibit 4.1

[FORM OF FACE OF CERTIFICATE]

EL BANCO FINANCIAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
AUTHORIZED 100,000,000 SHARES COMMON STOCK ($.01 PAR VALUE PER SHARE)

This is to certify that                          is the owner of                          fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

        Witness, the seal of the Corporation and the Signatures of its duly authorized officers.

        Dated this                          day of                         , 20        .

CHAIRMAN / CEO	SECRETARY

[FORM OF BACK OF CERTIFICATE]

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—as tenants in common	UNIF GIFT MIN ACT—	Custodian

TEN ENT	—as tenants by the entireties		(Cust) (Minor)
JT TEN	—as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants in common	Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                                  Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                   Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.